UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	December 9, 2011
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On December 9, 2011, Albany International Corp. (the “Company”) issued a press release to announce plans to discontinue manufacturing at its forming fabric facility in Menasha, Wisconsin. The closure will begin in January 2012. The 48 affected employees will be offered severance and outplacement assistance.

The Company is presently unable to reasonably estimate the costs that it would expect to incur in connection with these intended actions. The Company will disclose the amount, type and timing of any such costs promptly after they are determined.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
99.1	News Release dated December 9, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ David M. Pawlick__________________

Name: David M. Pawlick

Title: Vice President-Controller

(Principal Accounting Officer)

Date: December 12, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated December 9, 2011